January 2009

 Except for the statements of historical fact, this release may contain forward-looking statements that involve risks and uncertainties some of which are detailed from time to time in documents filed by the company with the SEC. Those risks and uncertainties include, but are not limited to: changes in customer demand and response to products and services offered by the company, including demand by the electrical power generation markets, electrical transmission and distribution markets, the industrial markets, and the hot dip galvanizing markets; prices and raw material costs, including zinc and natural gas which are used in the hot dip galvanizing process and steel, aluminum and copper which are used in the electrical and industrial segment; changes in the economic conditions of the various markets the company serves, foreign and domestic, customer requested delays of shipments, acquisition opportunities, adequacy of financing, currency fluctuations, and availability of experienced management employees to implement the company's growth strategy. The company can give no assurance that such forward-looking statements will prove to be correct. We undertake no obligation to affirm, publicly update or revise any forward-looking statements, whether as a result of information, future events or otherwise.
Forward Looking Statement

 AZZ is a specialty electrical equipment
 manufacturer serving the global markets of power
 generation, transmission, distribution and
 industrial as well as a leading provider of hot dip
 galvanizing services to the steel fabrication
 market nationwide.
Company Overview

Total Company
Sales By Segment
44%
45%
56%
55%
Actual
FY2008
$320.2
(in millions)
Projected
FY2009
$420 to $430
(in millions)
Projected
FY2010
$420 to $440
(in millions)
41%
59%
Galvanizing
Electrical and Industrial

FUNDAMENTALS

Industrial
Transmission & Distribution
Power Generation
13%
59%
28%
13%
58%
29%
16%
53%
31%

Total Company
Sales By Market Segment
Actual
FY2008
$320.2
(in millions)
Projected
FY2009
$420 to $430
(in millions)
Projected
FY2010
$420 to $440
(in millions)

AZZ incorporated
FUNDAMENTALS

82
80
78
76
74
72
70
68
66
76.0
76.6
77.2
77.4
78.6
78.7
79.0
79.7
79.9
80.3
81.1
79.8
80.1
80.4
79.8
78.4
77.5
76.6
72.3
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Quarter Ending

Industrial Utilization
Federal Reserve Statistical Release

AZZ incorporated
FUNDAMENTALS

GENERATION
TRANSMISSION
Fuel
Power Plant
Transformer
Power Lines
CUSTOMERS
DISTRIBUTION

Electrical and Industrial Products

FUNDAMENTALS

Industrial
Transmission & Distribution
Power Generation
20%
38%
42%
18%
36%
46%
21%
35%
44%

Actual
FY2008
$179.1
(in millions)

Projected
FY2009
$230 to $235
(in millions)

Electrical and Industrial Products
Projected
2010
$250 to $260
(in millions)

AZZ incorporated
FUNDAMENTALS

Fuel
Power Plant
GENERATION

Power Generation

AZZ incorporated

FUNDAMENTALS

Transformer

TRANSMISSION

Power Transmission

AZZ incorporated
FUNDAMENTALS

Power Lines
DISTRIBUTION

Power Distribution

Industrial / Commercial

AZZ incorporated

FUNDAMENTALS

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$85
$78
$66
$60
$49
$46
$49
$53
$53
$52
$54
$60
$65
$65
$77
$83
$74
$92
$99
$101
$121
$145
$149
$147
$135
$142
$191
$195
Feb-02
May-02
Aug-02
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08

Backlog
($ In Millions)

	Fiscal 2007	Fiscal 2008	1st Qtr 2009	2nd Qtr 2009	3rd Qtr 2009
Beginning Backlog	$73.8	$120.7	$134.9	$155.0	$190.8
Bookings	$307.2	$334.4	$106.8	$139.0	$113.3
Shipments	$260.3	$320.2	$99.9	$103.2	$108.8
Ending Backlog	$120.7	$134.9	$141.8	$190.8	$195.3
Book to Ship Ratio	118%	104%	107%	135%	104%
Backlog
($ In Millions)

Galvanizing Services

AZZ incorporated
FUNDAMENTALS

AZZ
GALVANIZING SERVICES

Application: “After-fabrication”
steel corrosion protection
Locations: 20 facilities in 11 states

FUNDAMENTALS

21%
24%
5%
29%
21%
Electrical & Telecommunications
OEM's
Industrial
Bridge & Highway
Petrochemical
23%
28%
9%
24%
16%

Galvanizing Services
Projected
FY2009
Projected
FY2010

AZZ incorporated

FUNDAMENTALS

$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$187.2
$260.3
$320.2
2006
2007
2008
2009
2010
Fiscal Year
Actual
Projected

Consolidated Net Sales
($ In Millions)
$420
to $430
$420
to $440

FUNDAMENTALS

$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$243.6
$312.1
YTD 11/30/07
YTD 11/30/08

Consolidated Net Sales
First Nine Months FY09
($ In Millions)

FUNDAMENTALS

$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.69
$1.83
$2.26
$3.35 to $3.45
$2.75 to $2.95
2006
2007
2008
2009
2010
Fiscal year
Actual
Projected

Earnings Per Share
(Fully Diluted)

FUNDAMENTALS

$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$1.67
$2.62
YTD 11/30/07
YTD 11/30/08

Earnings Per Share
First Nine Months FY09
(Fully Diluted)

AZZ incorporated
FUNDAMENTALS

Electrical and Industrial Products
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
9.2%
14.2%
16.3%
17%
17%
2006 2007 2008 2009 2010
Actual
Projected

Galvanizing Services
30%
25%
20%
15%
10%
5%
0%
20%
29%
24.9%
28%
22.5%
2006 2007 2008 2009 2010
Actual
Projected

Operating Margins

AZZ incorporated

FUNDAMENTALS

Operating Margins

First Nine Months FY09

20.0%
15.0%
10.0%
5.0%
0.0%
16.2%
17.0%
YTD 11/30/07
YTD 11/30/08

Galvanizing Services
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
24.7%
28.7%
YTD 11/30/07
YTD 11/30/08

Electrical and Industrial
Products

AZZ incorporated
FUNDAMENTALS

$85.0
$75.0
$65.0
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
2003
2004
2005
2006
2007
2008
2009
2010
Fiscal Year
Cash Pro. By Oper.
Free Cash Flow
EBITDA

Cash Provided By Operations/
EBITDA/Free Cash Flow
($ In Millions)
Projected

Debt
Cash
Debt to Equity Ratio
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
1.2
1
0.8
0.6
0.4
0.2
0
2002
2003
2004
2005
2006
2007
2008
2009
2010

Total Bank Debt/ Long Term Debt to Equity
($ In Millions)
Projected Debt
Projected Debt to Equity Ratio
Projected Cash
Fiscal Year

FUNDAMENTALS

Capital Expenditures
Depreciation
Projected CE
Projected Depr.
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$6.6
$5.7
$11.4
$6.7
$9.9
$8.2
$13.0
$14.5
$14.0
2006
2007
2008
Projected 2009
Projected 2010

Capital Expenditures/Depreciation
($ In Millions)
$14.5

AZZ incorporated
FUNDAMENTALS

Electrical and Industrial Products
30%
25%
20%
15%
10%
5%
0%
14%
22%
26%
22%
2006
2007
2008
2009
Actual
Projected

Galvanizing Services
50%
40%
30%
20%
10%
0%
27%
49%
46%
36%
2006
2007
2008
2009
Actual
Projected

Return On Assets